Exhibit 99.1

Electric Air Mobility Division of AIRO Group Holdings, Inc. and Kernel Group Holdings (NASDAQ: KRNLU) Announce Memorandum of Understanding with BLADE India

New York, NY, March 28 2023 (GLOBE NEWSWIRE): Fly Blade (India) Private Limited (“BLADE India”), a joint venture between Hunch Ventures and Blade Air Mobility, Inc., and Jaunt Air Mobility LLC (“Jaunt”), a subsidiary of AIRO Group Holdings, Inc. (“AIRO”), announced today they have signed a memorandum of understanding (“MOU”) aimed at launching electric vertical take-off and landing (eVTOL) aircraft operations in India and the subcontinent region by 2027. The MOU includes BLADE India’s intended acquisition of 150 Jaunt Journey aircraft, with an option to order another 100 aircraft to meet the projected demand over the next decade.

As the 3rd largest aviation market in the world, India is undergoing a major transformation with a growing need for seamless and faster connectivity to connect passengers in urban areas. BLADE India is a leader in this effort, having established short haul mobility services in cities nationwide. Jaunt, a global aerospace company, has pioneered the all-electric Jaunt Journey, an aircraft that combines helicopter and fixed-wing flight capabilities, highlighting safety, low noise, and operational efficiencies. Jaunt is pursuing a Transport Category certification for its aircraft, equivalent to that of commercial airliners.

The companies expect to collaborate in specific areas that are critical to support future short-haul mobility operations. Their plans include, in particular, BLADE India working with Jaunt and its partners to explore development of key infrastructure capabilities in aircraft charging and energy distribution technologies. In turn, Jaunt intends to use BLADE India’s existing short haul operational and customer experience to support the development of the Jaunt Journey aircraft and its integration into the Indian airspace.

Speaking on the strategic partnership, Amit Dutta, Managing Director, BLADE India said, “With its vast expanse and increasing congestion, India is one of the biggest markets in the world for AAM solutions. With BLADE’s first mover advantage in nurturing the Urban Air Mobility ecosystem in India and Jaunt’s technical expertise, this partnership is well poised to pioneer the transition to electric and revolutionize the transportation system.”

“We are thrilled to partner with an exceptional BLADE India team to pursue the launch of a new form of urban air travel in India and the subcontinent region,” said Simon Briceno, Chief Commercial Officer for Jaunt. “Our collaboration with BLADE India and our clear path towards aircraft certification means that the Indian public will soon be able to benefit from the development of a new safe, affordable, and accessible mode of transportation.”

“Jaunt’s MOU with BLADE India demonstrates AIRO’s commitment to bringing innovative air mobility solutions to the people of India,” stated Dr. Chirinjeev Kathuria, Chairman and co-founder of AIRO.

Suren Ajjarapu, Chairman and CEO of Kernel Group Holdings, Inc., states, “The news of the MOU between BLADE India and AIRO’s Electric Air Mobility division provides a roadmap for integrating eVTOLs into the global transportation market.”

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About BLADE India

BLADE India began in 2019 and offers cost-effective air transportation alternatives to some of the most congested ground routes in India with flights from Mumbai, Shirdi, Pune, and Bangalore. Hunch ventures is a privately held investment firm based out of New Delhi, India and has invested in a range of sectors including education, healthcare, immersive media, hospitality, food & beverage, logistics and others that may hold distinctive synergies with each other. For more information, visit https://flyblade.in/p/about.

Background

Kernel Group Holdings, Inc. (NASDAQ: KRNLU) (“Kernel”), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, or similar business combination with one or more businesses, has entered into a definitive business combination agreement (the “Merger Agreement”) with AIRO Group Holdings, Inc. (“AIRO”), a multi-faceted air mobility, autonomy & aerospace platform with differentiated technologies and capabilities that dynamically address high growth market trends across the entire aviation & aerospace ecosystem. The Merger Agreement provides AIRO with a path to becoming a publicly listed company through a new Delaware holding company, AIRO Group, Inc. (“PubCo”) that will acquire both Kernel and AIRO (the “Transaction”).

About Kernel (KRNLU)

Kernel is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with a business in the Commerce Enablement, Logistics Technologies, Marketplaces and Services space. The team is composed of seasoned executives with a unique combination of experiences in wholesale and retail, logistics, distribution, technology development and transformation. To learn more, visit: www.kernelspac.com

About AIRO

AIRO is a privately-held mid-market aerospace and defense company with offices in the US, Canada and the EU, providing innovative, industry-leading products and services via its four synergistic divisions: Advanced Avionics, Electric Air Mobility, Uncrewed Air Systems, and Training. To learn more, visit: www.theairogroup.com

AIRO’s Electric Air Mobility Division is led by Jaunt Air Mobility. Jaunt Air Mobility is a transformative aerospace company headquartered in Dallas, Texas, with design and manufacturing located in Montreal, Canada. Jaunt is building the next generation of eVTOL (electric Vertical Takeoff and Landing) and hybrid-electric VTOL aircraft for faster, quieter, and safer travel over urban areas, moving people and cargo. Jaunt is the global leader in developing Slowed Rotor Compound (SRC) technology. Jaunt has teamed with Tier 1 aerospace partners to develop the Journey aircraft and work with global operators to provide this new form of travel. Jaunt offers an operationally efficient aircraft with a zero-carbon footprint. Jaunt is a recognized global brand of AIRO. To learn more, visit: www.jauntairmobility.com

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction between PubCo, Kernel and AIRO, including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of AIRO and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of Kernel’s public stockholders and the products and markets and expected future performance and market opportunities of AIRO. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Kernel’s securities; (ii) the risk that the proposed Transaction may not be completed by Kernel’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the Merger Agreement by the stockholders of Kernel, the satisfaction of the minimum net tangible assets and minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Kernel’s stockholders; (vi) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed Transaction; (vii) the effect of the announcement or pendency of the proposed Transaction on AIRO’s business relationships, operating results, and business generally; (viii) risks that the proposed Transaction disrupts current plans and operations of AIRO; (ix) the outcome of any legal proceedings that may be instituted against AIRO or against Kernel related to the Merger Agreement or the proposed Transaction; (x) changes in the markets in which AIRO’s competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that AIRO may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (xiv) risk that AIRO may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Transaction and the failure to realize anticipated benefits of the proposed Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of AIRO to grow and manage growth economically and hire and retain key employees; (xvii) the risk that AIRO may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xviii) the ability to develop, license or acquire new therapeutics; (xix) the risk that AIRO will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that AIRO, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to AIRO’s business; (xxii) the risk of cyber security or foreign exchange losses; (xxiii) the risk that AIRO is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in PubCo’s filings with the SEC and that will be contained in the proxy statement/prospectus relating to the proposed Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the preliminary proxy statement/prospectus and the amendments thereto, the definitive proxy statement, and other documents to be filed by PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while PubCo, AIRO and Kernel may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither PubCo, AIRO nor Kernel gives any assurance that PubCo, AIRO or Kernel, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing PubCo’s, Kernel’s or AIRO’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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INVESTOR CONTACT:

Dan Johnson, dan.johnson@theairogroup.com

Nancy Richardson, nmrichardson@jauntairmobility.com